EXHIBIT 10(c)

                   DEMAND PROMISSORY NOTE AND PLEDGE AGREEMENT



[         ]
                                                     November 9, 1998


FOR VALUE RECEIVED [ ] (hereinafter called the ("Borrower"), hereby promises to pay to [ ], with an address at [ ] (the "Holder"), the principal amount of [
    ($[ ])], together with interest on the unpaid principal balance at an annual rate of two percent above the prime rate of Citibank, N.A. on the date of this Note, promptly after demand is made therefor by the Holder.

                  The Borrower, at its election may prepay this Note at any time or from time to time, in whole or in part, at the principal amount hereof, together with accrued interest thereon to the date of such prepayment, and without premium.

                  Defaults: Remedies. Each of the following shall constitute an event of default hereunder (an "Event of Default"): (a) the failure by the Borrower to pay in full any sum when due under this Note ; (b) any representations or warranties made herein by the Borrower shall prove to have been false or misleading as of the time made in any material respect; (c) the material breach of any covenant of the Borrower contained herein; (d) the Borrower makes an assignment for the benefit of creditors; (e) the Borrower commences any proceeding for, or suffers, the appointment of a custodian, receiver, liquidator or trustee for itself or all or a substantial portion of its assets; or (f) the Borrower petitions or otherwise seeks relief under or otherwise takes advantage of or becomes the subject of any proceeding under any bankruptcy, reorganization, insolvency, arrangement, readjustment of debt, dissolution, winding up or liquidation or any similar law or statute of any jurisdiction, whether now or hereafter in effect.

                  Upon the occurrence of an Event of Default: (i) all sums due hereunder shall become immediately due and payable; (ii) the Borrower shall be obligated to reimburse the Holder for all costs, including reasonable attorneys' fees, incurred to collect any payment due hereunder and not paid when due; and
(iii) the Holder shall have all of the remedies available under applicable law to the holder of a note and/or a secured party.

                  Pledge of Securities. As security for each and every obligation of the Borrower hereunder, the Borrower herewith deposits and pledges and with the Holder, in form transferable for delivery, and grants to the Holder a security interest in the [ ] shares of common stock, $.01 par value, of Kings Road Entertainment, Inc., owned by the Borrower, and the certificates or other instruments or documents evidencing same and such additional property at any time and from time to time receivable by the Holder or otherwise distributed to the Holder in respect of or in exchange for any or all such shares or interests (herein collectively called the "Pledged Securities").

                  The Borrower represents and warrants that the Pledged Securities are, and will be on deposit hereunder, duly and validly issued and duly and validly pledged to the Holder in accordance with law, and agrees to defend the Holder's right, title lien and security interest in and to the Pledged Securities against the claims and demands of all persons whomsoever. The Borrower also represents and warrants to the Holder that it has, and will have on deposit hereunder, good title to all of the Pledged Securities/ free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever except the pledge hereunder and that no


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consent or approval  of any  governmental  or  regulatory  authority,  or of any securities exchange which has not been obtained, was or is necessary to the validity of this pledge.

                  So long as there shall exist no condition, event or act which constitutes, or with notice or lapse of time, or both, would constitute an Event of Default, the Borrower shall be entitled to exercise, as it shall deem necessary, the voting power with respect to the Pledged Securities, and for that purpose the Holder shall execute or cause to be executed from time to time, at the expense of the Borrower, such proxies or other instruments in favor of the Borrower or its nominee, in such form and for such purposes as shall be reasonably required by the Borrower to enable it to exercise such voting power with respect to the Pledged Securities.

                  So long as there is any balance due to the Holder under this Note, (a) the Holder may cause all or any of the Pledged Securities to be transferred to or registered in its name or the name of its nominee or nominees, and/or (b) the Holder shalt be entitled, to receive and retain, as additional collateral hereunder, any and all dividends at any time and from time to time declared or paid upon any of the Pledged Securities. Except as otherwise provided for herein in the case of the occurrence of an Event of Default, the Pledged Securities and/or any additional collateral shall be held by the Holder as collateral securing the obligations of the Borrower under this Note and shall be held by the Holder far the benefit of the Borrower which shall remain the beneficial owner of the Pledged Securities and any such additional collateral.

                  If an Event of Default shall occur and be continuing the Holder, without obligation to resort to other security, shalt have the right at any time and from time to time to sell, resell, assign and deliver, in its discretion, all or any of the pledged Securities, in one or more parcels at the same or different times, the proceeds of which shall be credited toward the repayment of this Note.

                  Upon repayment of this Note, the Borrower shalt be entitled to the prompt return of all of the Pledged Securities to, or at the direction of, the Borrower and of all other property and cash pledged hereunder which have not been used or applied toward the payment of this Note.

                  Failure or Indulgency Not A Waiver. No failure or delay on the part of the Borrower or the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  Notices. All notices or other communications given or made hereunder shall be in writing and shall be deemed delivered the day telecopied (or, if telecopy is not available, mailed by overnight courier) to the party to receive the same at its telecopy number, if available, and address set forth below or to such other telecopy number, if available, and address as either party shall hereafter give to the other by notice duly made under this paragraph; (i) if to the Holder, to [
                                 ] and (ii) if to the Borrower, to the name,
address and telecopy number, if available, of the Borrower set forth in the records of the Holder.

                  Assignability. This Note shall be binding upon the Borrower and its successors and permitted assigns and shall inure to the benefit of the Holder and the successors and permitted assigns of the Holder.

                  Governing Law.     This Note has been executed in and shall be
governed by the internal laws of the State of New York, without regard to the principles of conflict of laws.


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


                  IN WITNESS HEREOF, the Borrower has caused this Note and Pledge Agreement to be executed in its corporate name by its duly authorized officer as of the date first written above.

                                         [                        ]


                                         By:

                                         Name:
                                         Title:


AGREED WITH RESPECT TO PROVISIONS CONCERNING PLEDGED SECURITIES:

THE HOLDER:


                                       [                        ]



                                       By:

                                       Name:
                                       Title:





GUARANTY :

                  Payment  of  all   amounts  due  under  this  Note  is  hereby
unconditionally guaranteed by FAB Capital Corporation, an Idaho corporation, as co-obligor of this Note, as of the date first written above:

                                         FAB CAPITAL CORPORATION




                                         By:
                                             -----------------------------
                                         Name:
                                         Title:



Witness:


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                          Schedule A to Exhibit 10 (c)


     The foregoing Exhibit 10 (c) to the Schedule 13D is the form of Demand Promissory Note and Pledge Agreement entered into by each of FAB Capital Corporation, MBO Music Verlag GmbH and Western Union Leasing Ltd. (each as the "Borrower") with each of Riverrock Ltd. and Long Valley Associates (each as the "Holder"). FAB, as Borrower, also entered into such an Agreement with North American International Capital, Inc., as Holder. In each of the Agreements, the Borrower pledged to the Holder the number of shares of Kings Road Entertainment, Inc. common stock equal to the amount of the Note divided by $2.35. The terms of the Agreements are as follows:

(1)      Riverrock to MBO:                                  $586,500 principal
(2)      Riverrock to FAB:                                  $663,000 principal
(3)      Riverrock to Western Union:                        $250,500 principal
(4)      Long Valley to MBO:                                $ 78,200 principal
(5)      Long Valley to FAB:                                $ 88,400 principal
(6)      Long Valley to Western Union                       $ 33,400 principal
(7)      North American to FAB:                             $543,921 principal

                  A portion of the amount loaned by North American to FAB was in turned loaned by FAB to MBO ($212,673) and to Western Union ($90,835).





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